Exhibit 99.1

Union Pacific Reports First Quarter 2023 Results

●	Earnings per diluted share $2.67
●	Operating revenue up 3%
●	Reportable Derailment Rate Improved 10%

Omaha, Neb., April 20, 2023 – Union Pacific Corporation (NYSE: UNP) today reported 2023 first quarter net income of $1.6 billion, or $2.67 per diluted share. These results include $107 million in other income from a one-time real estate transaction. This compares to 2022 first quarter net income of $1.6 billion, or $2.57 per diluted share.

“We delivered greater network fluidity and resiliency in the first quarter even as we faced a series of significant weather events,” said Lance Fritz, Union Pacific chairman, president, and chief executive officer. “In addition to the impact of weather on carload volumes and costs, higher inflation also reduced our operating income and more than offset our record first quarter operating revenue. Despite a continued challenging environment, our strengthening service product, bolstered by a strong pipeline of new employees, gives us confidence we can capture available demand and improve efficiency the remainder of the year.”

Financial Results: Topline Growth Driven by Fuel Surcharge Revenue and Core Pricing Gains; Service Recovery, Inflation, and Weather Impact Cost Structure; First Quarter Records for Operating Revenue, Net Income, and Earnings Per Share

First Quarter 2023 Compared to First Quarter 2022

●	Operating revenue of $6.1 billion was up 3% driven by higher fuel surcharge revenue and core pricing gains, partially offset by a negative business mix and volume declines.
●	Business volumes, as measured by total revenue carloads, were down 1%.
●	Union Pacific’s 62.1% operating ratio deteriorated 270 basis points. Falling fuel prices in the quarter positively impacted the operating ratio by 190 basis points.
●	Operating income of $2.3 billion declined 3%.
●	The company repurchased 2.9 million shares in first quarter 2022 at an aggregate cost of $0.6 billion.

Operating Performance: Service and Efficiency Measures Impacted by Weather Events

First Quarter 2023 Compared to First Quarter 2022

●	Quarterly freight car velocity was 196 daily miles per car, a 1% decline.
●	Quarterly locomotive productivity was 123 gross ton-miles (GTMs) per horsepower day, a 5% decline.
●	Average maximum train length of 9,159 feet was flat.
●	Quarterly workforce productivity decreased 6% to 991 car miles per employee.

-more-

●	Fuel consumption rate of 1.123, measured in gallons of fuel per thousand GTMs, deteriorated 1%.
●	Union Pacific’s reportable derailment rate improved 10% to 2.21 per million train miles compared to 2.46 for 2022.

Maintaining 2023 Full Year Guidance

●	Carloads to exceed Industrial Production
	○	Current Industrial Production forecast: -0.7%
●	Operating ratio improvement
●	Pricing dollars in excess of inflation dollars
●	Capital Allocation:
	○	Capital spending less than 15% of revenue
■ Capital plan of $3.6 billion
	○	Long term dividend payout target of ~45% of earnings
	○	Excess cash to share repurchases

First Quarter 2023 Earnings Conference Call

Union Pacific will webcast its first quarter 2023 earnings release presentation live at www.up.com/investor and via teleconference on Thursday, April 20, 2023, at 8:45 a.m. Eastern Time. Participants may join the conference call by dialing 877-407-8293 (or for international participants, 201-689-8349).

ABOUT UNION PACIFIC

Union Pacific (NYSE: UNP) delivers the goods families and businesses use every day with safe, reliable, and efficient service. Operating in 23 western states, the company connects its customers and communities to the global economy. Trains are the most environmentally responsible way to move freight, helping Union Pacific protect future generations. More information about Union Pacific is available at www.up.com.

Union Pacific Investor contact: Brad Stock at 402-544-4227 or bkstock@up.com

Union Pacific Media contact: Clarissa Beyah at 402-957-4793 or cbeyah@up.com

Supplemental financial information is attached.

-more-

****

This news release and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the potential impacts of public health crises, including the outbreak of pandemic or contagious disease, such as the coronavirus and its variant strains (COVID); the Russian Ukraine conflict on business operations, financial results, liquidity, and financial position, and on the world economy (including customers, employees, and supply chains), including as a result of fluctuations in volume and carloadings; expectations as to operational or service improvements; expectations as to hiring challenges; availability of employees; expectations regarding the effectiveness of steps taken or to be taken to improve operations, service, infrastructure improvements, and transportation plan modifications; expectations as to cost savings, revenue growth, and earnings; the time by which goals, targets, or objectives will be achieved; projections, predictions, expectations, estimates, or forecasts as to business, financial, and operational results, future economic performance, and general economic conditions; proposed new products and services; estimates of costs relating to environmental remediation and restoration; estimates and expectations regarding tax matters; expectations that claims, litigation, environmental costs, commitments, contingent liabilities, labor negotiations or agreements, cyberattacks or other matters.  These statements are, or will be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information, or statements regarding: projections, predictions, expectations, estimates, or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2022, which was filed with the SEC on February 10, 2023. The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References to the Company's website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

###

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and
Percentages, For the Periods Ended March 31,	2023	2022	%
Operating Revenues
Freight revenues	$5,656	$5,440	4%
Other revenues	400	420	(5)
Total operating revenues	6,056	5,860	3
Operating Expenses
Compensation and benefits	1,179	1,101	7
Fuel	766	714	7
Purchased services and materials	653	561	16
Depreciation	572	555	3
Equipment and other rents	235	215	9
Other	357	337	6
Total operating expenses	3,762	3,483	8
Operating Income	2,294	2,377	(3)
Other income, net	184	47	F
Interest expense	(336)	(307)	9
Income before income taxes	2,142	2,117	1
Income tax expense	(512)	(487)	5
Net Income	$1,630	$1,630	-%

Share and Per Share
Earnings per share - basic	$2.67	$2.58	3%
Earnings per share - diluted	$2.67	$2.57	4
Weighted average number of shares - basic	610.6	632.2	(3)
Weighted average number of shares - diluted	611.5	633.6	(3)
Dividends declared per share	$1.30	$1.18	10

Operating Ratio	62.1%	59.4%	2.7	pts
Effective Tax Rate	23.9%	23.0%	0.9	pts

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

For the Periods Ended March 31,	2023	2022	%
Freight Revenues (Millions)
Grain & grain products	$943	$877	8%
Fertilizer	186	180	3
Food & refrigerated	263	267	(1)
Coal & renewables	505	508	(1)
Bulk	1,897	1,832	4
Industrial chemicals & plastics	536	520	3
Metals & minerals	536	485	11
Forest products	332	364	(9)
Energy & specialized markets	613	552	11
Industrial	2,017	1,921	5
Automotive	587	501	17
Intermodal	1,155	1,186	(3)
Premium	1,742	1,687	3
Total	$5,656	$5,440	4%
Revenue Carloads (Thousands)
Grain & grain products	202	205	(1)%
Fertilizer	45	45	-
Food & refrigerated	44	47	(6)
Coal & renewables	216	225	(4)
Bulk	507	522	(3)
Industrial chemicals & plastics	157	160	(2)
Metals & minerals	188	182	3
Forest products	52	64	(19)
Energy & specialized markets	139	131	6
Industrial	536	537	-
Automotive	200	190	5
Intermodal [a]	734	757	(3)
Premium	934	947	(1)
Total	1,977	2,006	(1)%
Average Revenue per Car
Grain & grain products	$4,668	$4,269	9%
Fertilizer	4,135	4,016	3
Food & refrigerated	5,963	5,637	6
Coal & renewables	2,341	2,262	3
Bulk	3,743	3,508	7
Industrial chemicals & plastics	3,402	3,247	5
Metals & minerals	2,853	2,660	7
Forest products	6,384	5,672	13
Energy & specialized markets	4,408	4,219	4
Industrial	3,760	3,574	5
Automotive	2,944	2,640	12
Intermodal [a]	1,573	1,566	-
Premium	1,866	1,782	5
Average	$2,861	$2,711	6%

[a]	For intermodal shipments each container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Mar. 31,	Dec. 31,
Millions, Except Percentages	2023	2022
Assets
Cash and cash equivalents	$1,079	$973
Short-term investments	-	46
Other current assets	2,979	2,933
Investments	2,439	2,375
Properties, net	56,274	56,038
Operating lease assets	1,700	1,672
Other assets	1,497	1,412
Total assets	$65,968	$65,449

Liabilities and Common Shareholders' Equity
Debt due within one year	$2,592	$1,678
Other current liabilities	3,617	3,842
Debt due after one year	31,192	31,648
Operating lease liabilities	1,233	1,300
Deferred income taxes	13,084	13,033
Other long-term liabilities	1,796	1,785
Total liabilities	53,514	53,286
Total common shareholders' equity	12,454	12,163
Total liabilities and common shareholders' equity	$65,968	$65,449

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions, for the Periods Ended March 31,	2023	2022
Operating Activities
Net income	$1,630	$1,630
Depreciation	572	555
Deferred income taxes	52	60
Other - net	(414)	(9)
Cash provided by operating activities	1,840	2,236
Investing Activities
Capital investments*	(772)	(848)
Maturities of short-term investments	46	-
Other - net	(79)	12
Cash used in investing activities	(805)	(836)
Financing Activities
Debt issued	1,199	3,490
Dividends paid	(795)	(743)
Debt repaid	(647)	(866)
Share repurchase programs	(575)	(2,743)
Net issued/(paid) of commercial paper	(102)	(100)
Accelerated share repurchase programs pending final settlement	-	(440)
Other - net	(7)	(51)
Cash used in financing activities	(927)	(1,453)
Net change in cash, cash equivalents, and restricted cash	108	(53)
Cash, cash equivalents, and restricted cash at beginning of year	987	983
Cash, cash equivalents, and restricted cash at end of period	$1,095	$930
Free Cash Flow**
Cash provided by operating activities	$1,840	$2,236
Cash used in investing activities	(805)	(836)
Dividends paid	(795)	(743)
Free cash flow	$240	$657

*	Capital investments include locomotive and freight car early lease buyouts of $8 million in 2023 and $46 million in 2022.
**	Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

For the Periods Ended March 31,	2023	2022		%
Operating/Performance Statistics
Freight car velocity (daily miles per car)*	196	198	(1)%
Average train speed (miles per hour)*	24.1	24.1	-
Average terminal dwell time (hours)*	24.0	24.0	-
Locomotive productivity (GTMs per horsepower day)	123	130	(5)
Gross ton-miles (GTMs) (millions)	206,648	209,706	(1)
Train length (feet)	9,159	9,205	-
Intermodal car trip plan compliance (%)**	72	71	1	pts
Manifest/Automotive car trip plan compliance (%)**	61	62	(1	) pts
Workforce productivity (car miles per employee)	991	1,056	(6)
Total employees (average)	31,471	30,189	4

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$3.22	$2.95	9%
Fuel consumed in gallons (millions)	232	234	(1)
Fuel consumption rate***	1.123	1.116	1

Revenue Ton-Miles (Millions)
Grain & grain products	20,044	21,029	(5)%
Fertilizer	3,136	3,151	-
Food & refrigerated	4,543	4,702	(3)
Coal & renewables	22,497	24,250	(7)
Bulk	50,220	53,132	(5)
Industrial chemicals & plastics	7,091	7,559	(6)
Metals & minerals	8,947	8,745	2
Forest products	5,549	6,625	(16)
Energy & specialized markets	9,499	9,066	5
Industrial	31,086	31,995	(3)
Automotive	4,400	4,147	6
Intermodal	18,120	17,918	1
Premium	22,520	22,065	2
Total	103,826	107,192	(3)%

*	Surface Transportation Board (STB) reported performance measures.
**	Methodology used to report is not comparable with the reporting to the STB under docket number EP 770.
***	Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Adjusted Debt / Adjusted EBITDA*
Millions, Except Ratios	Mar. 31,	Dec. 31,
for the Trailing Twelve Months Ended [a]	2023	2022
Net income	$6,998	$6,998
Add:
Income tax expense	2,099	2,074
Depreciation	2,263	2,246
Interest expense	1,300	1,271
EBITDA	$12,660	$12,589
Adjustments:
Other income, net	(563)	(426)
Interest on operating lease liabilities [b]	54	54
Adjusted EBITDA	$12,151	$12,217
Debt	$33,784	$33,326
Operating lease liabilities	1,577	1,631
Unfunded pension and OPEB, net of tax cost of $0 and $0	-	-
Adjusted debt	$35,361	$34,957
Adjusted debt / Adjusted EBITDA	2.9	2.9

[a]	The trailing twelve months income statement information ended March 31, 2023, is recalculated by taking the twelve months ended December 31, 2022, subtracting the three months ended March 31, 2022, and adding the three months ended March 31, 2023.
[b]	Represents the hypothetical interest expense we would incur (using the incremental borrowing rate) if the property under our operating leases were owned or accounted for as finance leases.

*

Total debt plus operating lease liabilities plus after-tax unfunded pension and OPEB (other postretirement benefit) obligations divided by net income plus income tax expense, depreciation, amortization, interest expense, and adjustments for other income and interest on operating lease liabilities. Adjusted debt to adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, and adjustments for other income and interest on operating lease liabilities) is considered non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K and may not be defined and calculated by other companies in the same manner. We believe this measure is important to management and investors in evaluating the Company’s ability to sustain given debt levels (including leases) with the cash generated from operations. In addition, a comparable measure is used by rating agencies when reviewing the Company’s credit rating. Adjusted debt to adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income. The table above provide a reconciliation from net income to adjusted EBITDA and debt to adjusted debt. At March 31, 2023, and December 31, 2022, the incremental borrowing rate on operating lease liabilities was 3.4% and 3.3%, respectively.